UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 6, 2022

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-00123	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway,	Louisville,	Kentucky	40210
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (voting), $0.15 par value	BFA	New York Stock Exchange
Class B Common Stock (nonvoting), $0.15 par value	BFB	New York Stock Exchange
1.200% Notes due 2026	BF26	New York Stock Exchange
2.600% Notes due 2028	BF28	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into A Material Definitive Agreement.

Securities and Asset Purchase Agreement
On October 6, 2022, Brown-Forman Corporation, a Delaware corporation (“Brown-Forman”), entered into a Securities and Asset Purchase Agreement (the “Purchase Agreement”) with Destillers United Group S.L., a Spanish company (“DUG”), and Destilerias Unidas Corp., a Florida corporation (“DUSA Corp.” and, together with DUG, the “Selling Parties”), whereby Brown-Forman agreed to purchase, subject to the satisfaction or waiver of the conditions set forth therein, the “Diplomático” and “Botucal” rum brands and the associated business of marketing, distributing and selling rum products under the brand name “Diplomático” or “Botucal” or derivations thereof (the “Diplomático Business”), through the purchase (i) from DUG of 100% of the direct and indirect outstanding ownership interests of International Rum and Spirits Distributors Unipessoal, Lda., a Portuguese private limited company (“IRUM”), Diplomático Branding Unipessoal Lda., a Portuguese private limited company (“DBU”), International Bottling Services, S.A., a Panamanian corporation (“IBS”), and International Rum & Spirits Marketing Solutions, S.L., a Spanish company (“IMS” and, together with IRUM, DBU and IBS, the “Transferred Companies”), and (ii) of certain assets of DUSA Corp. (the foregoing clauses (i) and (ii) together, the “Transaction”).
Pursuant to the terms of, and subject to the conditions specified in, the Purchase Agreement, upon consummation of the closing of the Transaction (the “Closing”), Brown-Forman will pay to the Selling Parties an amount equal to $725,000,000, subject to certain adjustments set forth in the Purchase Agreement (the “Purchase Price”). In addition, Brown-Forman has agreed to pay up to $50,000,000 of certain post-Closing costs and expenses, which amount will be held in a separate escrow account for a specified period following the Closing. A portion of the Purchase Price will also be held in segregated escrow accounts for purposes of a post-Closing adjustment to the Purchase Price, payments related to the delivery of inventory of the Diplomático Business and ongoing indemnification obligations of the Selling Parties for the purposes of allocating contractual risk.
The consummation of the Transaction is subject to certain customary conditions to Closing, including, among others, (i) the absence of any action under any law that is in effect and that enjoins, restrains, makes illegal or otherwise prohibits the consummation of the transactions contemplated by the Purchase Agreement, (ii) the expiration or termination of applicable waiting periods under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) or foreign antitrust laws, (iii) subject to certain materiality exceptions, the accuracy of representations and warranties of each of the Selling Parties and Brown-Forman contained in the Purchase Agreement, (iv) the compliance in all material respects by each party with the covenants contained in the Purchase Agreement, (v) the completion by the Selling Parties of certain reorganization transactions involving certain of the Transferred Companies and (vi) the absence of a material adverse effect with respect to the Diplomático Business. The consummation of the Transaction is not subject to a financing condition.
The Purchase Agreement contains customary representations and warranties and, subject to certain limitations, indemnification obligations of the Selling Parties and Brown-Forman. The Selling Parties have agreed to various covenants, including, among others, an agreement to conduct the Diplomático Business in the ordinary course during the period prior to the Closing and not to engage in certain kinds of transactions during such period, subject to certain exceptions. The Purchase Agreement generally requires each party to use commercially reasonable efforts to obtain the required regulatory approvals, subject to certain limitations.
Pursuant to the Purchase Agreement, neither the Selling Parties nor any their representatives may solicit, initiate or accept any alternative transaction proposals. The Purchase Agreement can be terminated at any time by written consent of DUG and Brown-Forman. In addition, the Purchase Agreement can be terminated by either Brown-Forman or DUG if (A) if the Closing has not occurred by the date that is 90 days following the date of the Purchase Agreement (subject to a one-time 105-day extension in the event that required regulatory approvals under the HSR Act or foreign antitrust laws have not been obtained and all other closing conditions have been satisfied or waived), (B) any governmental authority issues an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Transactions, in each case, that has become final and nonappealable or (C) the Selling Parties, in the case of Brown-Forman, or Brown-Forman, in the case of DUG, breaches or fails to perform in any respect any of their or its, as the case may be, representations, warranties or covenants contained in the Purchase Agreement and such breach or failure to perform would give rise to the failure of a condition required to be satisfied or waived on or prior to the Closing, cannot be or has not been cured within 15 business days following delivery of written notice by the non-breaching party of such breach or failure to perform and has not been waived by Brown-Forman or DUG, as the case may be.
At the Closing, Brown-Forman will enter into restrictive covenant agreements with certain equityholders and beneficial owners of the Selling Parties pursuant to which such restricted persons are subject to non-competition, non-solicit and non-hire provisions for three years following the Closing. In addition, the Purchase Agreement provides that certain key employees or consultants of the Selling Parties and their subsidiaries will enter into employment or consulting agreements with Brown-Forman or its designated affiliate at the Closing.

At the Closing, affiliates of DUG and Brown-Forman will enter into a supply agreement (the “Supply Agreement”) providing for the production and delivery by DUG’s affiliates to IRUM of rum for an initial period of 10 years following the Closing (subject to subsequent renewal periods).
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which Brown-Forman will file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending October 31, 2022.
Forward-Looking Statements
In these notes, “we,” “us,” “our,” and the “Company” refer to Brown-Forman and its consolidated subsidiaries, collectively.
This report contains statements, estimates, and projections that are “forward-looking statements” as defined under U.S. federal securities laws. Words such as “aim,” “anticipate,” “aspire,” “believe,” “can,” “continue,” “could,” “envision,” “estimate,” “expect,” “expectation,” “intend,” “may,” “might,” “plan,” “potential,” “project,” “pursue,” “see,” “seek,” “should,” “will,” “would,” and similar words indicate forward-looking statements, which speak only as of the date we make them. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. By their nature, forward-looking statements involve risks, uncertainties, and other factors (many beyond our control) that could cause our actual results to differ materially from our historical experience or from our current expectations or projections. These risks and uncertainties include, but are not limited to:
•Failure to obtain required regulatory approvals related to the Diplomático Business in a timely manner or otherwise
•Failure to satisfy any closing condition to the proposed acquisition of the Diplomático Business
•Risks associated with tax liabilities or changes in U.S. federal or foreign tax laws or interpretation to which the proposed acquisition of the Diplomático Business or the parties thereto are subject
•Failure to successfully integrate the Diplomático Business
•Failure to realize anticipated benefits of any combined operations
•Unanticipated costs of acquiring or integrating the Diplomático Business
•Potential impact of announcement or consummation of the proposed acquisition of the Diplomático Business on relationships with third parties, including employees, customers, suppliers, partners and competitors
•The outcome of any legal proceedings that may be instituted against us following the announcement of the Transaction
•The occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement or that could otherwise cause the transactions contemplated therein to fail to close
•Our substantial dependence upon the continued growth of the Jack Daniel’s family of brands
•Substantial competition from new entrants, consolidations by competitors and retailers, and other competitive activities, such as pricing actions (including price reductions, promotions, discounting, couponing, or free goods), marketing, category expansion, product introductions, or entry or expansion in our geographic markets or distribution networks
•Route-to-consumer changes that affect the timing of our sales, temporarily disrupt the marketing or sale of our products, or result in higher fixed costs
•Disruption of our distribution network or inventory fluctuations in our products by distributors, wholesalers, or retailers
•Changes in consumer preferences, consumption, or purchase patterns – particularly away from larger producers in favor of small distilleries or local producers, or away from brown spirits, our premium products, or spirits generally, and our ability to anticipate or react to them; further legalization of marijuana; shifts in consumer purchase practices; bar, restaurant, travel, or other on-premise declines; shifts in demographic or health and wellness trends; or unfavorable consumer reaction to new products, line extensions, package changes, product reformulations, or other product innovation
•Production facility, aging warehouse, or supply chain disruption
•Imprecision in supply/demand forecasting
•Higher costs, lower quality, or unavailability of energy, water, raw materials, product ingredients, or labor
•Impact of health epidemics and pandemics, including the COVID-19 pandemic, and the risk of the resulting negative economic impacts and related governmental actions
•Unfavorable global or regional economic conditions, particularly related to the COVID-19 pandemic, and related economic slowdowns or recessions, low consumer confidence, high unemployment, weak credit or capital markets, budget deficits, burdensome government debt, austerity measures, higher interest rates, higher taxes, political instability, higher inflation, deflation, lower returns on pension assets, or lower discount rates for pension obligations
•Product recalls or other product liability claims, product tampering, contamination, or quality issues
•Negative publicity related to our company, products, brands, marketing, executive leadership, employees, Board of Directors, family stockholders, operations, business performance, or prospects
•Failure to attract or retain key executive or employee talent
•Risks associated with acquisitions, dispositions, business partnerships, or investments – such as acquisition integration, termination difficulties or costs, or impairment in recorded value
•Risks associated with being a U.S.-based company with a global business, including commercial, political, and financial risks; local labor policies and conditions; protectionist trade policies, or economic or trade sanctions, including additional retaliatory tariffs on American whiskeys and the effectiveness of our actions to mitigate the negative impact on our margins, sales, and distributors; compliance with local trade practices and other regulations; terrorism; and health pandemics
•Failure to comply with anti-corruption laws, trade sanctions and restrictions, or similar laws or regulations
•Fluctuations in foreign currency exchange rates, particularly a stronger U.S. dollar
•Changes in laws, regulatory measures, or governmental policies – especially those that affect the production, importation, marketing, labeling, pricing, distribution, sale, or consumption of our beverage alcohol products
•Tax rate changes (including excise, corporate, sales or value-added taxes, property taxes, payroll taxes, import and export duties, and tariffs) or changes in related reserves, changes in tax rules or accounting standards, and the unpredictability and suddenness with which they can occur
•Decline in the social acceptability of beverage alcohol in significant markets
•Significant additional labeling or warning requirements or limitations on availability of our beverage alcohol products
•Counterfeiting and inadequate protection of our intellectual property rights
•Significant legal disputes and proceedings, or government investigations
•Cyber breach or failure or corruption of our key information technology systems or those of our suppliers, customers, or direct and indirect business partners, or failure to comply with personal data protection laws
•Our status as a family “controlled company” under New York Stock Exchange rules, and our dual-class share structure
For further information on these and other risks, please see the risks and uncertainties described in Part I, Item 1A. Risk Factors of our fiscal 2022 Form 10-K and those described from time to time in our future reports filed with the Securities and Exchange Commission (SEC).

Item 8.01. Other Events.

On October 6, 2022, the Company issued a press release announcing the entry into the Purchase Agreement, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Brown-Forman Corporation Press Release dated October 6, 2022 (furnished under Item 8.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: October 12, 2022	/s/ Jaileah X. Huddleston
Jaileah X. Huddleston
Vice President, Associate General Counsel - Regional and Corporate Secretary